UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2004

Intervoice, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-15045	75-1927578
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17811 Waterview Parkway,
Dallas, Texas 75252
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (972) 454-8000

Not applicable
(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement and
Item 1.02 Termination of a Material Definitive Agreement

     On November 15, 2004 the Compensation Committee of Intervoice, Inc. (the “Company”) adopted the Intervoice, Inc. Fiscal Year 2005 Second Half Incentive Plan (the “Plan”), which replaces the Fiscal Year 2005 Transition Year Incentive Plan (the “Prior Plan”) in its entirety. A copy of a summary of the Plan is attached as Exhibit 10.1 hereto and incorporated herein by reference. A copy of the Prior Plan was filed as Exhibit 10.3 to the Company’s quarterly report on Form 10-Q for the quarter ended August 31, 2004 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c)   Exhibits

Exhibit Number	Exhibit Title
10.1	Summary of the Fiscal Year 2005 Second Half Incentive Plan

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERVOICE, INC.
By:	/s/ Robert E. Ritchey
Robert E. Ritchey
President and Chief Executive Officer

Date: November 19, 2004

EXHIBIT INDEX

Exhibit
Number	Exhibit Title
10.1	Summary of the Fiscal Year 2005 Second Half Incentive Plan